===============================================================================

     SCHEDULE 14A

                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

            Excelsior Funds, Inc., Excelsior Tax Exempt Funds Inc.,
                         Excelsior Institutional Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

-------------------------------------------------------------------------------

                               GENERIC REGISTERED
                    TELEPHONE PROXY VOTING SERVICE DIALOGUE
                                 1-800-690-6903

-------------------------------------------------------------------------------


DIALOGUE       TYPE OF
NUMBER         DIALOGUE               DIALOGUE
--------       --------               --------
      1         Greeting 1            Hello.  Thank you for calling the Telephone Proxy Voting
                                      Service.
                                        Go to dialogue #2.

      2         Greeting 2            Press one if you are calling from a touch-tone phone and
                                      have your Proxy Form in front of you.
                                        Enter `1'.
                                                Go to dialogue #3.

                                      Enter invalid response.  "Please call back when you have
                                      your Proxy Form.  Thank you for calling the Telephone
                                      Proxy Voting Service.  This concludes your transaction."

                                                Disconnect.

                                      o  When an invalid response of more than 1 digit is entered, the caller is disconnected without a message.

                                      Enter nothing.  "Please call back when you have your Proxy
                                      Form.  Thank you for calling the Telephone Proxy Voting
                                      Service.  This concludes your transaction."

                                                Disconnect.

      3         Let's Begin           Let's begin.
                                                Go to dialogue #4.

      4         Enter CN              Please enter the twelve digit Control Number located on
                                      the _____ of the Proxy Ballot.

                                        Enter 12 valid Control Number digits during or after
                                      dialogue #s 3 & 4.

                                                Go to dialogue #5.



DIALOGUE       TYPE OF
NUMBER         DIALOGUE               DIALOGUE
--------       --------               --------

                                        Enter 12 invalid Control Number digits during or after
                                      dialogue #s 3 & 4.  "Sorry, your Control Number is
                                      invalid."

                                                Go to dialogue #4.

                                      - A third invalid attempt triggers the "Sorry Problems'
                                        message and disconnects -

                                      Enter 1 to 11 invalid digits/characters during or after
                                      dialogue #s 3 & 4.  "Sorry, your input was invalid."

                                                Go to dialogue #4.

                                                - A third invalid attempt triggers the "Sorry Problems'
                                                message and disconnects -

                                      Enter nothing.  "I have not received your response."  OR
                                      "Sorry, your input was invalid."

                                                Go to dialogue #4.

                                      - A third no response triggers the "Sorry Problems'
                                        message and disconnects -.

      5         Thank You             Thank you.
                                      When vote is in advance of the meeting date................

                                                Go to dialogue #6.
                                      OR

                                      When vote is on the day of or passed the meeting date......

                                      "Your vote cannot be accepted.  It is the day of the
                                      meeting or the vote is late."

                                                Go to dialogue #4.

      6         Accept Default        If you elect to vote as the Board of Directors recommends, press one.  If you elect to vote on directors and
                                      proposals individually, press two.
                                        Enter `1'.

                                                Go to dialogue #24.

                                        Enter `2'.

                                                Go to dialogue #7.


DIALOGUE       TYPE OF
NUMBER         DIALOGUE               DIALOGUE
--------       --------               --------
                                      Enter nothing or an invalid response.  "I have not
                                      received your response."  OR "Sorry, your input was
                                      invalid."

                                                Go to dialogue #6.

                                      - A third no response or invalid response  triggers the
                                        `Sorry Problems' message and disconnects - .

     Dialogues numbered 7(2) through 15 and 19 are only reached when there are nominees to vote on
      - and caller elects to vote on directors and proposals individually.

      7         Nominee Vote       (1)There are zero nominees for this proxy vote.

                **Dialogue(2) or                Go to dialogue #16
                (2)depending on whether                              OR
                there are          (2)If you wish to vote for all nominees, press one.
                Nominees for this     To withhold all nominees, press two.
                proxy vote            To withhold specific nominees, press three.

                                      Enter `1'.

                                                Go to dialogue #8.

                                      Enter `2'.

                                                Go to dialogue #9.

                                      Enter `3'.

                                                Go to dialogue #10.

                                      Enter nothing or an invalid response.  "I have not
                                      received your response."  OR "Sorry, your input was
                                      invalid."

                                                Go to dialogue #7.

                                                - A third no response or invalid response triggers the
                                                `Sorry Problems' message and disconnects -.

      8         For All Nominees      You have voted for all nominees.  If this is correct,
                                      press one.  If this is not correct, press two.
                                      Enter `1'.

                                                Go to dialogue #16.



DIALOGUE       TYPE OF
NUMBER         DIALOGUE               DIALOGUE
--------       --------               --------


                                      Enter `2'.
                                                Go to dialogue #7.

                                      Enter nothing or an invalid response.  "I have not
                                      received your response."  OR "Sorry, your input was
                                      invalid."
                                                Go to dialogue #8.
                                      - A third no response or invalid response triggers the
                                        `Sorry Problems' message and disconnects -.

      9         Withhold All          You have voted to withhold all nominees.  If this is
                Nominees              correct, press one.  If this not correct, press two.
                                      Enter `1'.

                                                Go to dialogue #16.

                                      Enter `2'.

                                                Go to dialogue #7.

                                      Enter nothing or an invalid response.  "I have not
                                      received your response."  OR "Sorry, your input was
                                      invalid."

                                                Go to dialogue #9.

                                                - A third no response or invalid response triggers the
                                                `Sorry Problems' message and disconnects -.

      10        Specific Nominee      You have chosen to withhold Specific Nominees.

                                                Go to dialogue #11.

      11        Enter Nominee         Enter the two digit number that is in front of the name of the nominee you wish to withhold.  If you are finished,
                                      enter zero zero.

                                      Enter valid two digit number between 1 and 10.

                                                Go to dialogue #12.

                                      Enter valid two digit number between 1 and 10 that was
                                      previously entered - therefore a duplicate nominee number.

                                                Go to dialogue #13.



DIALOGUE       TYPE OF
NUMBER         DIALOGUE               DIALOGUE
--------       --------               --------
                                      Enter `00'.

                                                Go to dialogue #16.

                                      Enter invalid digit(s).

                                                Go to dialogue #14.

                                      Enter nothing.

                                                Go to dialogue #16.

      12        Very Nominee          You have entered Nominee Number . . . If this is correct,
                                      press one.  If this is not correct, press two.
                                      Enter `1'.

                                                Go to dialogue #15.

                                      Enter `2'.
                                                Go to dialogue #15.

                                      Enter nothing or an invalid response.  "I have not
                                      received your response."  OR "Sorry, your input was
                                      invalid."

                                                Go to dialogue #12.  --  (Only "if .. correct, press one -
                                                if ...not correct, press two" is repeated.)

                                                - A third no response or invalid response triggers the
                                                `Sorry Problems' message and disconnects -.

      13        Dup Nominee           You have already selected Nominee Number...................

                                                Go to dialogue #15.

      14        Invalid Nominee       Your entry was invalid.  The Nominee Number must be
                                      between one and ten.

                                                Go to dialogue #15.

      15        Another Nominee       If you wish to withhold another nominee, enter the two
                                      digit number that is in front of the name of the nominee
                                      you wish to withhold.  If you are finished, enter zero
                                      zero.

                                      Enter valid two digit number between 1 and 10 to withhold
                                      another nominee.

                                                Go to dialogue #12.


DIALOGUE       TYPE OF
NUMBER         DIALOGUE               DIALOGUE
--------       --------               --------

                                      Enter valid two digit number between 1 and 10 that was
                                      previously entered - therefore a duplicate nominee number.

                                                Go to dialogue #13.

                                      Enter `00'

                                                Go to dialogue #16.

                                      Enter invalid nominee number.

                                                Go to dialogue #14.

                                      Enter nothing.

                                                Go to dialogue #16.

      16        Proposal Voting       Proxy Voting continues with Proposal Voting.

                                                Go to dialogue #17.

      17        Proposal Name         We are ready to accept your vote for Proposal...

                                                Go to dialogue #18.

      18        Proposal Vote         If you are voting for this proposal, press one.  If you
                                      are voting against this proposal, press two.  If you wish
                                      to abstain, press three.

                                      Enter `1', `2', `3', etc. (proposal numbers may vary) to
                                      vote on a specific proposal.

                                                Go to dialogue #17  to vote on another proposal.

                                                Go to dialogue #19  after all proposals are voted.

                                      Enter nothing or an invalid response.  "I have not
                                      received your response."  OR "Sorry, your input was
                                      invalid."

                                                Go to dialogue #17.

                                                - A third no response or invalid response triggers the
                                                `Sorry Problems' message and disconnects -.

      19        Nominee Vote          When there are no nominees.................................

                Confirmation                    Go to dialogue #20



DIALOGUE       TYPE OF
NUMBER         DIALOGUE               DIALOGUE
--------       --------               --------

                                      When there are nominees....................................
                                      You have voted for all Nominees.

                                      OR

                                      You have voted to withhold all Nominees.

                                      OR

                                      You have voted to withhold Nominee.........................

                                                Go to dialogue #20.

      20        For Proposal          You have voted for Proposal................................

      21        Against Proposal      You have voted against Proposal............................

      22        Abstain Proposal      You have voted to abstain from Proposal....................
                                      Dialogues 20, 21, and 22 are repeated until all proposal
                                      votes are verified.

                                                Go to dialogue #23.

      23        Confirm Votes         If this is correct, press one.  If this is not correct,
                                      press two.  If you would like your vote repeated to you,
                                      press three.

                                      Enter `1'.  "A vote has been recorded for Control Number .
                                      . . ."

                                                Go to dialogue #26.

                                      Enter `2'.

                                                Go to dialogue #6.

                                                - A third entry of this response triggers the `Too Many
                                                Incorrect' message, followed by the `Sorry Problems'
                                                message and disconnects -.

                                      Enter `3'.

                                                Go to dialogue #19.

                                      Enter nothing or an invalid response.  "I have not
                                      received your response."  OR "Sorry, your input was
                                      invalid."

                                                Go to dialogue #19, 20, 21, 22.


DIALOGUE       TYPE OF
NUMBER         DIALOGUE               DIALOGUE
--------       --------               --------
                                      - A third no response or invalid response triggers `Sorry
                                        Problems' message and disconnects -.

      24        Vote Recommend        You have elected to vote as the Board of Directors has
                                      recommended.

                                                Go to dialogue #25

      25        Board Recommends      Recommended elections include a vote to approve all
                                      proposed nominees and a vote for proposals zero one, zero
                                      two, zero four.  If this is correct, press one.  If this
                                      is not correct, press two.  If you would like your vote
                                      repeated to you, press three.

                                      Enter `1'.  "A vote has been recorded for Control Number ..... "

                                                Go to dialogue #26.

                                      Enter `2'.

                                                Go to dialogue #6.

                                        - A third entry of this response triggers the `Too Many
                                          Incorrect' message, followed by the `Sorry Problems'
                                          message and disconnects -.

                                      Enter `3'

                                                Go to dialogue #24.

                                      Enter nothing or an invalid response.  "I have not
                                      received your response."  OR "Sorry, your input was
                                      invalid."

                                                Go to dialogue #24.

                                      - A third no response or invalid response triggers `Sorry
                                        Problems' message and disconnects -.

      26        Conclude Business     If this concludes your business, press one.  If you would
                                      like to vote for another Proxy Election, press two.
                                      Enter `1'

                                                Go to dialogue #27.


DIALOGUE       TYPE OF
NUMBER         DIALOGUE               DIALOGUE
------         --------               --------

                                      Enter `2'

                                                Go to dialogue #27

                                      Enter nothing or an invalid response.  "I have not
                                      received your response."  OR "Sorry, your input was
                                      invalid."

                                                Go to dialogue #26.

                                                - A third no response or invalid response triggers `Sorry
                                                Problems' message and disconnects -.

      27        Record Votes          All of your votes have been recorded by the Telephone
                                      Proxy Voting Service.  Do not mail in your proxy card.
                                      Keep it as a record of your vote.

                                                Go to dialogue #4. - if voting for another Proxy.
                                                Election based on voter's response to dialogue #26.

                                                Go to dialogue #28. - if not voting for another Proxy
                                                Election based on voter's response to dialogue #26.

      28        Thank You             Thank you for calling the Telephone Proxy Voting Service.
                                      This concludes your transaction.

                                                Disconnect.

STANDARDS DIALOGUES REPEATED UNDER VARIOUS CONDITIONS

The dialogues below are spoken under various circumstances. Generally, the "Sorry Problems" dialogue is repeated on the third attempt to get valid information.

TYPE OF
INSTRUCTION                  DIALOGUE
-----------                  --------

Sorry Problems               We are sorry you are experiencing problems entering your vote.
                             Please call later and try again.
                            o  NOTE

                            The "Sorry Problems" dialogue is generally repeated after any combination of three invalid responses or non responses to a set of dialogues.  This is followed by a disconnection.

Too Many Incorrects     You have made too many incorrect entries.  Please call back when you have the correct information.

                        o  NOTE

                        The "Too Many Incorrects" dialogue is generally repeated when there are several changes and inconsistencies responding to a set of dialogues.
                        This is followed by the "Sorry Problems" dialogue and a disconnection.

Invalid Input           Sorry, your input was invalid.
Pause .5                [ 500 ms of silence ] (Amount of pause time permitted between caller's vote and continuation of telephone dialogue.)

                                   PROXY VOTE


WELCOME TO PROXYVOTE.COM

--------------------------------------------------------------------------------
Please select one of the links below ...

If you received your proxy material in the mail, please have your material and your control number ready.

If you received a notification via e-mail, please have your control number and Personal Identification Number ready.

--------------------------------------------------------------------------------

To submit your voting instructions over our secure site, click HERE.

If your browser cannot support secure transactions via SSL encryption, click

HERE.
----

--------------------------------------------------------------------------------

Need to update a security enabled browser?  Click HERE.
                                                  ----

                                   PROXY VOTE


You can submit your proxy voting instructions right over the Internet

It's fast, convenient, and your voting instructions are immediately posted.

If you received notification by postal mail:

1. Read the Proxy Statement. The accompanying Voting Instruction Form or Proxy Card contains your Control Number.

2.   Enter the 12 digit Control Number to access an electronic ballot.

3.   Complete the electronic ballot and submit your voting instructions.

4. Provide your E-Mail address if you want confirmation of your voting instructions.

If you received notification by E-Mail:

1. To access an electronic ballot, enter the 12 digit Control Number contained in your E-Mail message and the PERSONAL IDENTIFICATION NUMBER (PIN): you used when you enrolled for electronic delivery.

2. The ballot displayed contains Internet Links to the Proxy Statement and the Annual Report; read them carefully.

3.   Complete the ballot and submit your voting instructions.

Enter your CONTROL NUMBER: ______________ (Please skip any spaces)

Enter your PERSONAL IDENTIFICATION NUMBER (PIN): ____________ (Required for the E-Mail option only)

Click to Continue

--------------------------------------------------------------------------------

Need to update your browser or download the Adobe Acrobat(R) Reader?  CLICK HERE
                                                                      ----------

                                   PROXY VOTE

                     EXCELSIOR FUNDS, INC. Special Meeting

             To be held on 05/03/2000 for holders as of 03/15/2000

                               CUSIP MC0625 - SC

                      Your Control Number:  0000 0000 0000

--------------------------------------------------------------------------------

Director's Recommendations:

Choose this if you would like to vote your shares following directors' recommendations. See below for the detailed recommendations. Please read it carefully.

     Vote my shares per directors' recommendations.

--------------------------------------------------------------------------------

Proxy Ballot:

--------------------------------------------------------------------------------

PROPOSALS:

Please indicate your proposal selections by clicking on the fields below.

2A. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT AMONG THE COMPANY, UNITED STATES TRUST COMPANY OF NEW YORK AND U.S. TRUST COMPANY.
Directors Recommend:  FOR

[_] For            [_] Against        [_] Abstain


     Vote my shares per the above selections

--------------------------------------------------------------------------------

Legal Proxy:

Choose this only if you plan to attend and vote your shares at the meeting.

IMPORTANT: By choosing this option, we are precluded from voting your shares on your behalf. A Legal Proxy covering your securities will be issued to you.
Your Legal Proxy must be presented at the meeting for your shares to be represented. Do not make any other marks on this ballot.

     I plan to attend the meeting

                                   PROXY VOTE


DO NOT use this option if you hold shares directly with the issuer, rather than through a bank or broker.

--------------------------------------------------------------------------------

Click to see:  "Letter to our clients regarding voting authority"

                                   PROXY VOTE


WELCOME TO PROXYVOTE.COM

--------------------------------------------------------------------------------
Please select one of the links below ...

If you received your proxy material in the mail, please have your material and your control number ready.

If you received a notification via e-mail, please have your control number and Personal Identification Number ready.

--------------------------------------------------------------------------------

To submit your voting instructions over our secure site, click HERE.

If your browser cannot support secure transactions via SSL encryption, click

HERE.
----

--------------------------------------------------------------------------------

Need to update a security enabled browser?  Click HERE.
                                                  ----

                                   PROXY VOTE


You can submit your proxy voting instructions right over the Internet

It's fast, convenient, and your voting instructions are immediately posted.

If you received notification by postal mail:

1. Read the Proxy Statement. The accompanying Voting Instruction Form or Proxy Card contains your Control Number.

2.   Enter the 12 digit Control Number to access an electronic ballot.

3.   Complete the electronic ballot and submit your voting instructions.

4. Provide your E-Mail address if you want confirmation of your voting instructions.

If you received notification by E-Mail:

1. To access an electronic ballot, enter the 12 digit Control Number contained in your E-Mail message and the PERSONAL IDENTIFICATION NUMBER (PIN): you used when you enrolled for electronic delivery.

2. The ballot displayed contains Internet Links to the Proxy Statement and the Annual Report; read them carefully.

3.   Complete the ballot and submit your voting instructions.

Enter your CONTROL NUMBER: ______________ (Please skip any spaces)

Enter your PERSONAL IDENTIFICATION NUMBER (PIN): ____________ (Required for the E-Mail option only)

Click to Continue

--------------------------------------------------------------------------------

Need to update your browser or download the Adobe Acrobat(R) Reader?  CLICK HERE
                                                                      ----------

                                   PROXY VOTE

               EXCELSIOR TAX-EXEMPT FUNDS, INC. Special Meeting

             To be held on 05/03/2000 for holders as of 03/15/2000

                               CUSIP MC0625 - SC

                      Your Control Number:  0000 0000 0000

--------------------------------------------------------------------------------

Director's Recommendations:

Choose this if you would like to vote your shares following directors' recommendations. See below for the detailed recommendations. Please read it carefully.

     Vote my shares per directors' recommendations.

--------------------------------------------------------------------------------

Proxy Ballot:

--------------------------------------------------------------------------------

PROPOSALS:

Please indicate your proposal selections by clicking on the fields below.

2A. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT AMONG THE COMPANY, UNITED STATES TRUST COMPANY OF NEW YORK AND U.S. TRUST COMPANY.
Directors Recommend:  FOR

[_] For            [_] Against        [_] Abstain


Director's Recommendations:

2B. PROPOSAL TO APPROVE A NEW SUB-ADVISORY AGREEMENT AMONG UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY AND U.S. TRUST COMPANY, N.A. (FOR SHAREHOLDERS OF CALIFORNIA TAX-EXEMPT INCOME FUND ONLY).
Directors Recommend:  FOR

[_] For            [_] Against        [_] Abstain



     Vote my shares per the above selections

--------------------------------------------------------------------------------

                                  PROXY VOTE

Legal Proxy:

Choose this only if you plan to attend and vote your shares at the meeting.

IMPORTANT: By choosing this option, we are precluded from voting your shares on your behalf. A Legal Proxy covering your securities will be issued to you. Your Legal Proxy must be presented at the meeting for your shares to be represented. Do not make any other marks on this ballot.


        I plan to attend the meeting


DO NOT use this option if you hold shares directly with issuer, rather than through a bank or broker.

--------------------------------------------------------------------------------

Click to see:  "Letter to our clients regarding voting authority"

                                   PROXY VOTE


WELCOME TO PROXYVOTE.COM

--------------------------------------------------------------------------------
Please select one of the links below ...

If you received your proxy material in the mail, please have your material and your control number ready.

If you received a notification via e-mail, please have your control number and Personal Identification Number ready.

--------------------------------------------------------------------------------

To submit your voting instructions over our secure site, click HERE.

If your browser cannot support secure transactions via SSL encryption, click

HERE.
----

--------------------------------------------------------------------------------

Need to update a security enabled browser?  Click HERE.
                                                  ----

                                   PROXY VOTE


You can submit your proxy voting instructions right over the Internet

It's fast, convenient, and your voting instructions are immediately posted.

If you received notification by postal mail:

1. Read the Proxy Statement. The accompanying Voting Instruction Form or Proxy Card contains your Control Number.

2.   Enter the 12 digit Control Number to access an electronic ballot.

3.   Complete the electronic ballot and submit your voting instructions.

4. Provide your E-Mail address if you want confirmation of your voting instructions.

If you received notification by E-Mail:

1. To access an electronic ballot, enter the 12 digit Control Number contained in your E-Mail message and the PERSONAL IDENTIFICATION NUMBER (PIN): you used when you enrolled for electronic delivery.

2. The ballot displayed contains Internet Links to the Proxy Statement and the Annual Report; read them carefully.

3.   Complete the ballot and submit your voting instructions.

Enter your CONTROL NUMBER: ______________ (Please skip any spaces)

Enter your PERSONAL IDENTIFICATION NUMBER (PIN): ____________ (Required for the E-Mail option only)

Click to Continue

--------------------------------------------------------------------------------

Need to update your browser or download the Adobe Acrobat(R) Reader?  CLICK HERE
                                                                      ----------

                                   PROXY VOTE

                 EXCELSIOR INSTITUTIONAL TRUST Special Meeting

             To be held on 05/03/2000 for holders as of 03/15/2000

                               CUSIP MC0625 - SC

                      Your Control Number:  0000 0000 0000

--------------------------------------------------------------------------------

Director's Recommendations:

Choose this if you would like to vote your shares following directors' recommendations. See below for the detailed recommendations. Please read it carefully.

     Vote my shares per directors' recommendations.

--------------------------------------------------------------------------------

Proxy Ballot:

DIRECTORS:


Directors Recommended: A vote for election of the following nominees


 . For All Nominees                      Withhold All Nominees

 . For All Nominees EXCEPT Those Selected Below:


        . FREDERICK S. WONHAM
        . DONALD L. CAMPBELL
        . RODMAN L. DRAKE
        . JOSEPH H. DUGAN
        . WOLFE J. FRANKL
        . JONATHAN PIEL
        . ROBERT A. ROBINSON
        . ALFRED C. TANNACHION

--------------------------------------------------------------------------------

                                  PROXY VOTE


PROPOSALS:

Please indicate your proposal selections by clicking on the fields below.

2A. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT AMONG THE COMPANY, UNITED STATES TRUST COMPANY OF NEW YORK AND U.S. TRUST COMPANY.
Directors Recommend:  FOR

[_] For            [_] Against        [_] Abstain



     Vote my shares per the above selections

--------------------------------------------------------------------------------

Legal Proxy:

Choose this only if you plan to attend and vote your shares at the meeting.

IMPORTANT: By choosing this option, we are precluded from voting your shares on your behalf. A Legal Proxy covering your securities will be issued to you. Your Legal Proxy must be presented at the meeting for your shares to be represented. Do not make any other marks on this ballot.


        I plan to attend the meeting


DO NOT use this option if you hold shares directly with issuer, rather than through a bank or broker.

--------------------------------------------------------------------------------

Click to see:  "Letter to our clients regarding voting authority"